UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 5, 2013

US HIGHLAND, INC.

 (Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

000-54624

(Commission File Number)

1411 N. 105th East Avenue

Tulsa, Oklahoma 74116

(Address of principal executive offices)

(918)-895-8300

(Issuer's telephone number)

_______

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02  Non-Reliance of Previously Issued Financial Statements or Related Audit Report or Completed Interim Review

On September 5, 2013, the Board of Directors of U.S Highland, Inc. (the “Company”) concluded that the audited financial statements of the Company for the year ended December 31, 2010 should no longer be relied upon. The board reached its conclusion after management informed the board that in preparing the audited financial statements for the year ended December 31, 2011 management became aware that the December 31, 2010 financial statements would need to be re-audited.

The financial statements included in the original filing contained errors and will be restated to correct the previous accounting treatment to various balance sheet items. In July 2010, the Company lost three members of its management in an airplane crash in Tulsa, Oklahoma. Subsequent to filing the December 31, 2010 financial statements, the Company assembled a new management team. The Company’s new management determined that certain items recognized as assets as at December 31, 2010 did not have future benefits. Accordingly, we wrote off assets with a total carrying value of $3,357,702.

In addition, the Company’s new management identified errors relating to the classification of short term loans, the issuance of a convertible note and the issuance of common stock for non-cash consideration. We have reclassified short term loans from accounts payable to notes payable in the current liability section of the balance sheet. We have corrected the accounting for a convertible note and have recorded a derivative liability, as well as interest expense and the gain or loss in the change in derivative liability during the period. The common stock issuances were incorrectly recorded at an amount that did not represent fair market value. Accordingly, we corrected the accounting for non-cash issuances of common stock and increased share-based compensation by $24,471,490, asset acquisition by $557,482, and settlement of debt by $14,073,840.

The Company’s Management has discussed all of the items above with Hood & Associates CPAs, PC., the independent auditing firm which audited the December 31, 2010 financial statements.

The Company intends to file restated financial statements for the year ended December 31, 2010 as soon as possible.

The Company has provided Hood & Associates CPAs, P.C. with a copy of this disclosure and has requested that they furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission (“SEC”) stating whether they agree with the above statements, and if not, stating the respects in which they do not agree.  A copy of such response received by the Company is attached to this Form 8-K.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

 (d)      Exhibits:

Exhibit 10.3                Letter from Hood & Associates CPAs, P.C. to the SEC, dated September 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US HIGHLAND, INC.

Dated: September 9, 2013

/s/ John R. Fitzpatrick, III
John R. Fitzpatrick, III
President, Chief Executive Officer, Chief Financial Officer and Director